                                                                   EXHIBIT 10.20

                       PRICE COMMUNICATIONS CORPORATION
                      PRICE COMMUNICATIONS CELLULAR INC.
                 PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC.

                                 153,400 Units

             Consisting of 13-1/2% Senior Discount Notes due 2007

                                      and

              Warrants to purchase 527,696 Shares of Common Stock


                              PURCHASE AGREEMENT
                              ------------------


                                                                   July 31, 1997


NATWEST CAPITAL MARKETS LIMITED
WASSERSTEIN PERELLA SECURITIES, INC.
c/o NatWest Capital Markets Limited
135 Bishopsgate
London, EC2M 3XT
England

Ladies & Gentlemen:

          Price Communications Cellular Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (or cause to be issued and sold in
      -------
the case of the warrants referred to below) to Natwest Capital Markets Limited and Wasserstein Perella Securities, Inc. (each a "Purchaser") an aggregate of
                                                  ---------
153,400 units (the "Securities") consisting of (i) $153,400,000 aggregate
                    ----------
principal amount at maturity of 13-1/2% Senior Secured Discount Notes due 2007 (the "Notes"), to be issued pursuant to an indenture (the "Indenture") to be
      -----                                                ---------
dated as of August 7, 1997 by and between the Company, Price Communications Cellular Inc., a Delaware corporation, (the "Guarantor") which will guarantee
                                             ---------
the obligations of the Company (the "Guarantee") with respect to the Notes, and
                                     ---------
The Bank of Montreal Trust Company, as trustee (the "Trustee") and (ii) warrants
                                                     -------
(the "Warrants") to purchase an aggregate (subject to adjustment in certain
      --------
events as set forth in the Warrant Agreement (as defined below)) of 527,696 shares of the Common Stock, par value $.01 per share (the "Common Stock"), of
                                                           ------------
Price Communications

Corporation, a New York corporation ("PCC").  The shares of Common Stock
                                      ---
issuable upon exercise of the Warrants are collectively referred to herein as the "Warrant Shares". The Warrants are to be issued pursuant to the provisions
     --------------
of a warrant agreement to be dated as of August 7, 1997 (the "Warrant
                                                              -------
Agreement"), by and between, PCC and The Bank of Montreal Trust Company, as warrant agent (the "Warrant Agent"), having such terms and conditions as are
                    -------------
reasonable and customary under the circumstances. The parties hereto hereby agree to negotiate the Warrant Agreement in good faith.

          1.   Offering Memorandum.  The Securities will be offered and sold to
               -------------------
you pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder (the "Act"). The Company, the
                                                    ---
Guarantor and PCC have prepared a preliminary offering memorandum, dated July 1997 (including the documents incorporated therein by reference, the

"Preliminary Offering Memorandum"), and a final offering memorandum, dated
--------------------------------
August 1, 1997 (including the documents incorporated therein by reference, the

"Offering Memorandum"), relating to the Company, the Guarantor, PCC and the
--------------------
Securities.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Offering Memorandum. All references herein to

"subsidiaries" or "Subsidiaries" of the Company or PCC, except where
-------------      ------------
specifically indicated otherwise, refer solely to subsidiaries of the Company or PCC, as applicable, as of the date of this agreement. Any representation or warranty or agreement required to be made herein to the best of PCC's knowledge with respect to Palmer Wireless, Inc., a Delaware corporation and its subsidiaries ("Palmer"), is based solely on actual knowledge of PCC.
               ------

          The Securities are detachable and, upon sale by you in accordance with the terms of the Offering Memorandum, the Securities shall be immediately separated into Notes and Warrants. Unless the context requires otherwise, references herein to "Securities" shall be deemed to include the Notes and Warrants upon initial issuance to you as well as following such separation.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend (with such additional legend in respect of original issue discount as the parties shall agree):

          THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS NOTE FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO PRICE COMMUNICATIONS CELLULAR HOLDINGS, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE, AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (G) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3)

AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER A TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Warrants (and the Warrant Shares issued upon exercise thereof) shall bear the following legend:

          THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THIS SECURITY FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO PRICE COMMUNICATIONS CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE, BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY), (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (3) AGREES THAT IT WILL DELIVER TO EACH

PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

          You have advised the Company that you will make offers (the "Exempt
                                                                       ------
Resales") of the Securities purchased hereunder on the terms set forth in the
-------
Offering Memorandum, as amended or supplemented by the Company, if applicable, solely to persons whom you reasonably believe to be "qualified institutional
                                                     -----------------------
buyers," as defined in Rule 144A under the Act ("QIBs") and who represent in
------                                           ----
writing to the Company that such person is a QIB and is buying the Securities not with a view to distribution, subject to usual qualifications and limitations, or institutional "accredited investors," as defined in Rule 501(a)(1),(2),(3) or (7) under the Act ("Institutional Accredited Investors") and who represent in writing to the Company that such person is an Institutional Accredited Investor and is buying the Securities not with a view to distribution, subject to usual qualifications and limitations. The QIBs and Institutional Accredited Investors that purchase Securities from the Purchasers in the initial placement thereof are referred to herein as the "Eligible
                                                                --------
Purchasers."  You have advised the Company that you will offer the Securities to
----------
such QIBs and Institutional Accredited Investors initially at the price set forth on the cover of the Offering Memorandum, and that such price may be changed at any time without notice.

          The Company, the Guarantor, PCC and the Purchasers agree to enter into
(i) a registration rights agreement (the "Registration Rights Agreement"), to be
                                          -----------------------------
dated the Closing Date, having customary and reasonable terms and conditions taking into consideration the circumstances of the Offering; (ii) a warrant registration rights agreement (the "Warrant Registration Rights Agreement" and
                                    -------------------------------------
together with the Registration Rights Agreement, the "Registration Rights
                                                      -------------------
Agreements") to be dated the Closing Date, having customary and reasonable terms
----------
and conditions taking into consideration the circumstances of the Offering, and
(iii) the Guarantee, to be dated the Closing Date, having customary and reasonable terms and conditions taking into consideration the circumstances of the Offering. Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Securities and Exchange Commission (the

"Commission"), under the circumstances set forth therein, (i) a registration
 ----------
statement under the Act (the "Exchange Offer Registration Statement")
                              -------------------------------------
registering notes substantially identical to the Notes (the "Exchange Notes") to
                                                             --------------
be offered in exchange for the Notes (the "Exchange Offer"), or (ii) a shelf
                                           --------------
registration statement pursuant to Rule 415 under the Act (the "Shelf
                                                                -----
Registration Statement") relating to the resale by certain holders of the Notes,
----------------------
and to use its best efforts to cause Registration Statement or the Shelf Registration Statement, as the case may be, to be declared effective. Pursuant to the Warrant Registration Rights Agreement, PCC will agree to file with the Commission, under the terms set forth therein, a shelf registration statement under the Act (the "Common Stock Shelf Registration Statement") relating to the
                    -----------------------------------------
offer and sale of the Warrant Shares by the holders of the Warrant Shares and to use its best efforts to cause such Common Stock Shelf Registration Statement to be declared effective. The Agreement and Plan of Merger, as amended (the "Merger Agreement"), dated as of May 23, 1997, by and among Palmer, Palmer Communication Incorporated, PCC and Price Communications Cellular Merger Corp., the Voting Agreement (the "Voting Agreement"), dated as of May 23, 1997, between PCC and Palmer, this Agreement, the Securities, the Guarantee, the Indenture, the Warrant Agreement, and the Registration Rights Agreements and the other documents and agreements contemplated hereby and thereby are hereinafter sometimes referred to collectively as the "Operative Documents."
                                           -------------------

          2.   Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this purchase agreement, hereinafter referred to as the "Agreement," and subject to its terms and conditions, the
                    ---------
Company, and PCC agree to issue and sell to you, and each of the Purchasers, severally but not jointly, agrees to purchase from the Company and PCC, the Securities in the respective amount set forth opposite its name on Schedule I hereto. The Company and PCC agree to issue and sell to NatWest Capital Markets Limited and NatWest Capital Markets Limited agrees to purchase from the Company and PCC 45,856 Securities at a price equal to 100.00% of the issue price of the Securities. The Company and PCC agree to issue and sell to NatWest Capital Markets Limited and NatWest Capital Markets Limited agrees to purchase from the Company and PCC 78,494 Securities at a price equal to 96.00% of the issue price of the Securities. The Company and PCC agree to issue and sell to Wasserstein Perella Securities, Inc. and Wasserstein Perella Securities, Inc. agrees to purchase from the Company and PCC 29,050 Securities at a price equal to 96.00% of the issue price of the Securities. The aggregate purchase price for the Securities shall be $77,932,655 (the "Purchase Price").
                     --------------

          3.   Delivery and Payment.  Delivery to the Purchasers of and payment
               --------------------
for the Securities shall be made at 10:00 A.M., New York City time, on August 7, 1997 (the "Closing Date"), at the offices of White & Case, 1155 Avenue of the
           ------------
Americas, New York, New York 10036. The Closing Date and the location of delivery of and the form of payment for the Securities may be varied by agreement between you and the Company.

          One or more of the Notes in definitive form, respectively registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"),
                                                                        ---
including Notes having an aggregate principal amount at maturity equal to $153,400,000, and shall be delivered by the Company to you (or as you may direct) and Warrants exercisable for an aggregate of 527,696 shares of common stock of PCC shall be delivered by the Company to you (or as you may direct), against payment by you of the Purchase Price therefor by wire transfer in immediately available funds to such accounts with such financial institutions as the Company may direct.

          4.   Agreements of the Company, the Guarantor and PCC.  The Company,
               ------------------------------------------------
the Guarantor and PCC agree with each of you as follows:

          (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event which makes any statement of a material fact made in the Offering Memorandum untrue or which requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein not misleading; provided, however, that the Company, the
                                        --------  -------
     Guarantor and PCC shall have no obligation with respect to any such event occurring after the Closing Date unless one or more of the Purchasers notifies the Company in writing at the Closing Date that it has not completed the initial placement of the Securities, in which case, the Company, the Guarantor and PCC shall have such obligation until such Purchaser notifies the Company of the completion of such initial placement, which such Purchaser shall do promptly upon such completion.

          (b) To furnish to you, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company, the Guarantor and PCC consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto prepared by the Company, the Guarantor and PCC by you in connection with offers or sales of the Securities.

          (c) Not to make any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and make any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum which may be necessary or advisable in connection with the distribution of the Securities by you.

          (d) If, after the date hereof, any event shall occur as a result of which, in the reasonable judgment of the Company and PCC or in your reasonable judgment, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances under which the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or, if it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will not, in light of the circumstances when it is so delivered, be misleading, or so that the Offering Memorandum will comply with the applicable law; provided, however,
                                                              --------  -------
     that the Company, the Guarantor and PCC shall have no such obligation with respect to any event occurring after the Closing Date unless one or more of the Purchasers notifies the Company in writing at the Closing Date that it has not completed the initial placement of the Securities, in which case the Company, the Guarantor and PCC shall have such obligation until such Purchaser notifies the Company of the completion of such initial placement, which such Purchaser shall do promptly upon such completion.

          (e) To cooperate with you and counsel for the Purchasers in connection with the registration or qualification of the Securities for offer and sale by the Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for the completion of the initial placement of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company, the
                                    --------  -------
     Guarantor and PCC shall not be required in connection therewith to register or qualify as a foreign corporation where they are not now so qualified or to take any action that would subject them to service of process in suits or taxation, other than as to matters and transactions relating to the Exempt Resales, in any jurisdiction where it is not now so subject.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with:
     (i) the printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation (including, without limitation, word processing and duplication costs) and delivery of all preliminary and final Blue Sky memoranda, (iii) the issuance and delivery by the Company, the Guarantor and PCC of the Securities, (iv) the qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum and all amendments and supplements thereto as may be reasonably requested for use in connection with offers and sales of the Securities, (vi) the preparation of certificates for the Securities (including, without limitation, any printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants and the Trustee for the Securities, (viii) the rating of the Securities by investment rating agencies (if such Securities are rated), and (ix) the performance by the Company, the

     Guarantor and PCC of its other obligations under this Agreement.

          (g) To use their best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company, the Guarantor and PCC prior to the Closing Date.

          (h) To use the proceeds from the sale of the Securities in the manner described in the Offering Memorandum under the caption "Use of Proceeds"
                                                             ---------------
     and consistent with that described therein under the caption "Description of Notes - Escrow Account."

          (i)  [Reserved]

          (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined by the Act) other than the Securities, in a manner that would require the registration under the Act of the sale to you or Eligible Purchasers of the Securities.

          (k) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                    --------
     Act"), to make available to any holder and any prospective purchaser of such Securities from such holder the information specified by Rule 144A(d)(4) under the Act.

          (l) Except following the effectiveness of the Exchange Offer Registration Statement, not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

          (m) To cause the Exchange Offer to be made on the appropriate form to permit registration of the Exchange Notes to be offered in exchange for the Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (n) To comply with all of its agreements set forth in the Registration Rights Agreements and all agreements set forth in the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (o) To use their best efforts to effect the inclu sion of the Notes in PORTAL.

          5.   Representations and Warranties.  (a)  The Company, the Guarantor
               ------------------------------
and PCC represent and warrant to each of you that:

          (i) The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Offering Memorandum does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (i) do not apply to statements in or omissions from the Offering Memorandum based upon information relating to the Purchasers furnished to the Company in writing by the Purchasers expressly for use therein. The Company, the Guarantor and PCC acknowledge for all purposes under this Agreement that the statements set forth in the table and the second, third and last paragraph appearing under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and Offering Memorandum constitute the only written information furnished to the Company by the Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum, respectively, and that you shall not be deemed to have provided any information (and therefore are not responsible for any statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Purchasers. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act or the applicable laws of any other jurisdiction, has been issued. The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

         (ii) When the Securities are issued and delivered pursuant to this Agreement, none of the Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or PCC that are listed on a national securities exchange registered pursuant to the Exchange Act or that are quoted in a United States automated interdealer quotation system.

        (iii) PCC, the Guarantor, the Company and each of its subsidiaries and Palmer and each of its material subsidiaries (in the case of such representation with respect to Palmer by PCC, to the best of PCC's actual knowledge) has been duly organized, is validly existing as a corporation or limited or general partnership in good standing under the laws of its respective jurisdiction of organization, has all requisite corporate or partnership power and authority to carry on its business as is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect (as defined below).

         (iv) The entities listed on Schedule II hereto are the only subsidiaries, direct or indirect, of the Company and/or PCC (other than subsidiaries with imma terial amounts of assets). The Company owns, and as of the Closing Date, the Company will own, directly or indirectly through other subsidiaries, the percentages of the outstanding capital stock or other securities evidencing equity ownership of such subsidiaries indicated on Schedule II hereto, and all of such securities have been duly authorized, validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and as of the Closing Date the Company will own, directly or indirectly, the assets, properties and interests disclosed in the Offering Memorandum as owned by the Company and Palmer will own (in the case of such representation with respect to Palmer, to the best of PCC's knowledge), directly or indirectly, the assets, properties and interests disclosed in the Offering Memorandum as owned by it, in each case free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance other than as is set forth in the Offering Memorandum. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of such subsidiaries, except as disclosed in the Offering Memorandum. The Guarantor owns, and as of the Closing Date, the Guarantor will own directly 100% of the outstanding capital stock or other securities evidencing equity ownership of the Company. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of the Company, except as disclosed in the Offering Memorandum.

          (v) Each of the Company, the Guarantor and PCC, as applicable, has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Guarantee, the Escrow Agreement, the Registration Rights Agreements, and the Warrant Agreement and each of the Company, the Guarantor and PCC and their subsidiaries and, Palmer and its subsidiaries, as applicable, has all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under the other Operative Documents to which it is a party and, in each case, to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein (in the case of such representation with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (vi) This Agreement has been duly and validly authorized, executed and delivered by each of the Company, the Guarantor and PCC and is a valid and binding agreement of the Company, the Guarantor and PCC.

          (vii) The Guarantee has been duly and validly authorized by the Guarantor and when duly executed and delivered by the Guarantor, will be a valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Guarantee, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

          (viii) The Indenture has been duly and validly authorized by the Company and the Guarantor and when duly executed and delivered by the Company and the Guarantor, will be a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Indenture, when executed and delivered, will conform to the description thereof in the Offering Memorandum.

          (ix) The Notes have been duly and validly authorized for issuance and sale to you by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Notes, when issued, authenticated and delivered, will conform to the description thereof in the Offering Memorandum.

          (x) The Warrant Agreement has been duly executed and delivered by PCC and the Company, will be a valid and binding obligation of PCC, enforceable against PCC in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Warrants have been duly and validly authorized for issuance and sale to you by PCC pursuant to this Agreement and, when issued in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof, will be valid and binding obligations of PCC, enforceable against PCC in accordance with their terms and entitled to the benefits of the Warrant Agreement, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Warrant Agreement, when executed and delivered, will conform to the description thereof in the Offering Memorandum. The Warrants, when issued, and delivered, will conform to the description thereof in the Offering Memorandum. The Warrant Shares have been duly authorized for issuance by PCC and when issued upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and nonassessable. All Warrant Shares upon issuance will be free of preemptive or similar rights.

          (xi) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Ex change Offer, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

          (xii) The Merger Agreement has been duly and validly authorized by PCC (and, as applicable, each of PCC's subsidiaries party thereto), duly executed and delivered by PCC (and, as applicable, each of PCC's subsidiaries party thereto), and is a valid and binding obligation of each of them, enforceable in accordance with their respective terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Merger

     Agreement conforms to the description thereof in the Offering Memorandum.

          (xiii) The Registration Rights Agreements have been duly and validly authorized by the Company, the Guarantor and PCC, as applicable, and, when duly executed and delivered by the Company, the Guarantor and PCC, as applicable, will be valid and binding obligations of the Company, the Guarantor and PCC, enforceable in accordance with their terms, except
     (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (iii) that the enforceability of the indemnification and contribution provisions contained therein may be limited by Federal and state securities laws and the policies underlying such laws. The Registration Rights Agreements conform to the descriptions thereof in the Offering Memorandum.

          (xiv) None of PCC, the Guarantor, the Company, or any of their subsidiaries nor Palmer or any of its material subsidiaries is in violation of its respective charter, bylaws or other organizational document or is in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or is in violation of any law, statute, rule, regulation, judgment or court decree applicable to them or their assets or properties, except for any such defaults or violations, which singly or in the aggregate, would not have a Material Adverse Effect (as defined below). There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for any such defaults or violations, which singly or in the aggregate, would not have a Material Adverse Effect (in the case of such representations with respect to Palmer and its subsidiaries by PCC in this clause 5(xiv), to the best of PCC's knowledge).

          (xv) The execution, delivery and performance by the Company, the Guarantor and PCC of this Agreement and by each of PCC, the Guarantor, the Company and their subsidiaries and Palmer and its subsidiaries, as applicable, of the other Operative Documents (except as set forth in the Offering Memorandum) to which they are parties, the issuance and sale of the Securities as contemplated by this Agreement and the Offering Memorandum and the consummation of the transactions contemplated hereby and thereby will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of PCC, the Guarantor (except for any lien on stock of the Guarantor created by the Guarantee), the Company or any of their subsidiaries or Palmer or any of its material subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries, (ii) any bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument to which PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries is a party or by which any of them or their property is or may be bound, (iii) any statute, rule or regulation applicable to PCC, the Guarantor, the Company, any of their subsidiaries or Palmer or any of its material subsidiaries or any of their assets or properties or those of Palmer or any of its material subsidiaries, or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over PCC, the Guarantor, the Company, any of their subsidiaries or Palmer or any of its material subsidiaries or their assets or properties or those of Palmer or any of its material subsidiaries. Except as required by the Federal Communications Commission as disclosed in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement and the other Operative Documents (except as set forth in the Offering Memorandum) by the Company, the Guarantor, or PCC or, as applicable, any of their subsidiaries or Palmer or any of its subsidiaries and the consummation of the transactions contemplated hereby and thereby, except such as have been obtained and made (or, in the case of the Registration Rights Agreements, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and state securities or Blue Sky laws
                   -------------------
     and regulations or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD"). No consents or waivers from any
                                    ----
     other person are required for the execution, delivery and performance of this Agreement and the other Operative Documents (except as set forth in the Offering Memorandum) by the Company, the Guarantor, or PCC or, as applicable, any of its subsidiaries or Palmer or any of its subsidiaries and the consummation of the transactions contemplated hereby and thereby, other than such consents and waivers as have been obtained (or, in the case of the Registration Rights Agreements, will be obtained). In the case of such representations with respect to Palmer and its subsidiaries in this clause 5(xv), to the best of PCC's knowledge.

          (xvi) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the best knowledge of the Company, the Guarantor and PCC, threatened or contemplated to which PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries is a party or to which the business or property of PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries is subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body, (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries is subject issued that, in the case of clauses (i), (ii) and
     (iii) above, (x) might, singly or in the aggregate, result in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), or prospects of the Company and its subsidiaries or Palmer or any of its material subsidiaries, taken as a whole (a "Material Adverse Effect"), (y) would interfere with or adversely
               -----------------------
     affect the issuance of the Securities or (z) in any manner draw into question the validity of this Agreement, the Warrant Agreement, the Notes, the Guarantee, the Warrants, the Indenture, the Registration Rights Agreements or any other Operative Document (in the case of such representations with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (xvii) To the best knowledge of the Company, the Guarantor and PCC, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities; to the best knowledge of the Company, the Guarantor and PCC, no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction referred to in Section 4(e) hereof; and to the best knowledge of the Company, the Guarantor and PCC, no action, suit or proceeding is pending against PCC, the Company, the Guarantor or any of their subsidiaries or Palmer or any of its material subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit the issuance of the Securities or invalidate any Operative Document; and every request of the Company, the Guarantor or PCC by any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects (in the case of such representation with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (xviii) To the best of their knowledge, none of PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its subsidiaries has violated any federal, state or local law relating to discrimination in hiring, promotion or pay of employees (in the case of such representation with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (xix) To the best of their knowledge, none of PCC, the Guarantor, the Company or any of their subsidiaries nor, to the best of PCC's or the Company's knowledge, Palmer or any of its subsidiaries has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other
                    ------------------
     approval required of them under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which might result in a Material Adverse Effect (in the case of such representation with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (xx) Each of PCC, the Guarantor, the Company and its subsidiaries and Palmer and its material subsidiaries has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens (except for liens created by the Guarantor on pledged stock of the Guarantor), charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which it is party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities, all self-regulatory authorities and all courts and other tribunals necessary to engage in the business currently conducted by it in the manner described in the Offering Memorandum (each an "Authorization"), except where failure to hold such
                          -------------
     Authorizations would not have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization, except as described in the Offering Memorandum. All such Authorizations are valid and in full force and effect and PCC, the Guarantor, the Company and its subsidiaries and Palmer and its material subsidiaries are in compliance in all respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except as would not have a Material Adverse Effect. All leases to which PCC, the Guarantor, the Company or any of its subsidiaries and Palmer or any of its material subsidiaries is a party are valid and binding and no default by the Guarantor, the Company or any of its subsidiaries and Palmer or any of its material subsidiaries has occurred and is continuing thereunder, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, and no material defaults by the landlord are existing under any such lease. In the case of such representation with respect to Palmer and its subsidiaries in this clause 5(xx), to the best of PCC's knowledge.

          (xxi) Each of PCC, the Guarantor, the Company and its subsidiaries, and Palmer and each of its material subsidiaries, owns or possesses all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, in each case to the extent disclosed in the Offering Memorandum as being material to the business of PCC, the Guarantor, the Company or Palmer (collectively, the "Intellectual
                                                                   ------------
     Property"), presently employed by it in connection with the businesses now
     --------
     operated by them, and neither PCC, the Guarantor, the Company nor any of its subsidiaries, nor Palmer or any of its material subsidiaries, has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of such Intellectual Property in connection with the business and operations of PCC, the Guarantor, the Company and its subsidiaries and Palmer or any of its material subsidiaries does not infringe on the rights of any person. In the case of such representations with respect to Palmer and its subsidiaries in this clause 5(xxi), to the best of PCC's knowledge.

          (xxii) All tax returns required to be filed by PCC, the Guarantor, the Company or any of their subsidiaries or Palmer or any of its material subsidiaries, in all jurisdictions, have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. None of PCC, the Guarantor, the Company or any of their subsidiaries, nor Palmer or any of its material subsidiaries knows of any material proposed additional tax assessments against it. In the case of such representations with respect to Palmer and its subsidiaries by PCC in this clause (xxii), to the best of PCC's knowledge.

          (xxiii) Neither the Guarantor, the Company, PCC nor any of their subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").
                                                      ----------------------

          (xxiv) There are no holders of securities of the Company, the Guarantor or PCC who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation of the transactions contemplated hereby and thereby, have the right that has not been waived to request or demand that the Company, the Guarantor or PCC register under the Act or analogous foreign laws and regulations securities held by them.

          (xxv) The authorized, issued and outstanding capital stock of each of PCC, the Guarantor, the Company and its subsidiaries, and Palmer and its material subsidiaries, has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (in the case of such representations with respect to Palmer by PCC and its subsidiaries, to the best of PCC's knowledge). The Company and its subsidiaries had, at August 1, 1997, an authorized and outstanding capitalization as set forth in the section entitled "Capitalization" in the Offering Memorandum.

          (xxvi) Each certificate signed by any officer of the Company, the Guarantor or PCC and delivered to the Purchasers or counsel for the Purchasers shall be deemed to be a representation and warranty by the Company, the Guarantor or PCC, as applicable, to each Purchaser as to the matters covered thereby.

          (xxvii) PCC, the Guarantor, the Company and each of their subsidiaries, and Palmer and each of its material subsidiaries, maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

          (xxviii) Except as would not be unlawful, none of PCC, the Company, the Guarantor or any of their subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of PCC, the Company, the Guarantor or any of their respective subsidiaries to facilitate the sale or resale of the Securities or (ii) since the date of the Preliminary Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Securities or
     (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of PCC, the Company, the Guarantor or any of their respective subsidiaries.

          (xxix) No registration under the Act of the Securities is required for the sale of the Securities to the Purchasers as contemplated hereby or for Exempt Resales to the Eligible Purchasers, assuming (i) that the Purchasers who buy the Securities in the Exempt Resales are QIBs or Institutional Accredited Investors and (ii) the accuracy of the Purchasers' representations regarding the absence of general solicitation in connection with the sale of Securities to the Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by PCC, the Guarantor, the Company or any of their representatives (assuming, for purposes of the Purchasers, the accuracy of the Purchasers' representations in Section 5(b) hereof) in connection with the offer and sale of any of the Securities or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Securities have been issued and sold by the Company, the Guarantor or PCC within the six-month period immediately prior to the date hereof.

          (xxx) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

          (xxxi)  Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, neither PCC, the Guarantor, the Company nor any of their subsidiaries, nor Palmer or its material subsidiaries, has incurred any liabilities or obligations, direct or contingent, which are material to PCC, the Guarantor, the Company and their subsidiaries and Palmer and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), or prospects of PCC, the Guarantor, the Company and their subsidiaries, or Palmer and its material subsidiaries, taken as a whole (a "Material Adverse Change"), and there have not been dividends or
      -----------------------
     distributions of any kind declared, paid or made by PCC, the Guarantor, the Company or any of their subsidiaries, or Palmer or its subsidiaries, on any class of its capital stock (in the case of such representations with respect to Palmer and its subsidiaries by PCC to the best of PCC's knowledge).

          (xxxii) Neither the Company, the Guarantor nor PCC, nor any agent thereof acting on the behalf of any of them (other than the Purchasers, to the extent applicable) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
     220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part
     224) of the Board of Governors of the Federal Reserve System.

          (xxxiii) Each firm of accountants that has certified or shall certify the financial statements and supporting schedules included or to be included as part of the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company, the Guarantor and PCC and their subsidiaries, and Palmer and its subsidiaries, as required by the Act for financial statements included in a registration statement on Form S-1. The consolidated historical statements fairly present the consolidated financial conditions and results of operations of PCC, the Guarantor, the Company and their subsidiaries and Palmer and its subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods. The pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum, the Offering Memorandum, this Agreement and the other Operative Documents. Other financial and statistical information and data included in the offering Memorandum, historical and pro forma, are accurately presented (including those relating to Palmer and its subsidiaries presented therein) and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries and Palmer and its subsidiaries, respectively (in the case of such representations with respect to Palmer and its subsidiaries, to the best of PCC's knowledge).

          (xxxiv) Immediately prior to and after the Closing Date, the present fair saleable value of the assets of the Company, the Guarantor and its subsidiaries and of Palmer and its subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of the Company and the Guarantor, immediately after the Issue Date, will not constitute unreasonably small capital to permit them to carry out their business as conducted or as proposed to be conducted. The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The Guarantor does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Notes, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company, upon the issuance of the Notes, will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, taking into account the projected capital requirements and the capital availability of the Company.

           (xxxv) There are no contracts, agreements or understandings between the Company, the Guarantor, PCC or any of their subsidiaries and any person that would give rise to a valid claim against PCC, the Guarantor, the Company, their subsidiaries or any Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of any of the Securities.

          (xxxvi) The Company, the Guarantor and PCC acknowledge that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 7 hereof, counsel to the Company, the Guarantor and PCC and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

          (b) Each Purchaser represents and warrants to PCC, the Guarantor and the Company and the other Purchaser and agrees that:

          (i) Such Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities.

         (ii) Such Purchaser (A) is not acquiring the Securities with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Securities only to QIBs and Institutional Accredited Investors in reliance on the exemption from the registration requirements of the Act provided by Rule 144A or other available exemption from the registration requirements of Section 5 of the Act.

        (iii) No form of general solicitation or general advertising has been or will be used by such Purchaser or any of its representatives in connection with the offer and sale of any of the Securities, which would render unavailable to the Company and PCC reliance upon the exemption from the registration requirements of the Act afforded by Section 4(2) thereof, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (iv) Such Purchaser agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Securities only from, and will offer to sell the Securities only to, QIBs and Institutional Accredited Investors. Such Purchaser further agrees (A) that it will offer to sell the Securities only to, and will solicit offers to buy the Securities only from, QIBs and Institutional Accredited Investors who in purchasing such Securities will, and will be deemed to, have represented and agreed that they are purchasing such Securities for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs or Institutional Accredited Investors, that they are aware that the sale to them is being made in reliance on Rule 144A or other available exemption from the registration requirements of Section 5 of the Act, and that they are acquiring such Securities for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Act) or fractionalization thereof or with any intention of reselling the Securities or any part thereof, subject to any requirement of law that the disposition of their property or the property of such investor account or accounts be at all times within their control and subject to their ability to resell such Securities pursuant to Rule 144, 144A, Regulation S or other exemption from registration available under the Act, and (B) that, in the case of such QIBs and Institutional Accredited Investors, such QIBs and Institutional Accredited Investors will, and will be deemed to, have acknowledged that the Securities have not been and will not be registered under the Act and may not be sold except as permitted below, and (C) that, in the case of such QIBs and Institutional Accredited Investors, such QIBs and Institutional Accredited Investors will be deemed to have agreed that if they should sell, pledge or otherwise transfer the Securities prior to the second anniversary of the later of the original issuance of the Securities or the sale thereof by any affiliate (within the meaning of Rule 144 under the Act or any successor rule thereto, an "Affiliate") of the Company, the Guarantor or PCC (computed in
                  ---------
     accordance with paragraph (d) of Rule 144 under the Act) or if they were at the date of such transfer or during the three months preceding such date of transfer an Affiliate of the Company, the Guarantor or PCC, they would do so in compliance with any applicable state securities or "Blue Sky" laws and only (v) to the Company or PCC, as applicable (w) in accordance with Rule 144A, if available (as indicated by the box checked by the transferor on the form of assignment on the reverse of the Note), (x) pursuant to any exemption from registration in accordance with Regulation S under the Act (as indicated by the box checked by the transferor on the form of assignment on the reverse of the Note), (y) to an Institutional Accredited Investor that is an "accredited investor" within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Act which delivers a certificate in the form of Exhibit B to the Indenture to the Trustee, or (z) any other applicable exemption under the securities laws and (D) that, in the case of such QIBs and Institutional Accredited Investors, such QIBs and Institutional Accredited Investors will, and will be deemed to, have acknowledged that they have received the information, if any, requested by them pursuant to Rule 144A, have had full opportunity to review such information and have received all additional information necessary to verify such information and that they (i) are able to fend for themselves in the transactions contemplated by the Offering Memorandum,
     (ii) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of their prospective investment in the Securities and (iii) have the ability to bear the economic risks of their prospective investment and can afford the complete loss of such investment.

          (v) This Agreement has been duly and validly executed and delivered by the Purchasers and is a valid and binding agreement of the Purchasers enforceable in accordance with its terms.

         (vi) Such Purchaser also understands that the Company, PCC and the Guarantor and, for purposes of the opinions to be delivered to you pursuant to Section 7 hereof, counsel to the Company, PCC and the Guarantor and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance. For this purpose, each such representation and warranty shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively.

          6.   Indemnification.  (a)  The Company, the Guarantor and PCC agree
               ---------------
jointly and severally to indemnify and hold harmless (i) each of the Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act) any of the Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims,
          ------------------
damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (as amended or supplemented if the Company, the Guarantor or PCC shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Purchaser furnished in writing to the Company by or on behalf of any Purchaser expressly for use therein; provided that the foregoing indemnity with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such Preliminary Offering Memorandum is eliminated or remedied in the Offering Memorandum and a copy of the Offering Memorandum shall not have been furnished to such person in a timely manner due to the wrongful action or wrongful inaction of any Purchaser.

          (b) In case any action shall be brought against any Indemnified Person, based upon the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, the Guarantor and PCC, such Indemnified Person shall promptly notify the Company in writing and the Company, the Guarantor and PCC shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, the Guarantor or PCC, (ii) the Company, the Guarantor or PCC shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and PCC, the Guarantor or the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to PCC, the Guarantor or the Company (in which case PCC, the Guarantor or the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that PCC, the Guarantor and the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by NatWest Capital Markets Limited, and that all such fees and expenses shall be reimbursed as they are incurred. PCC, the Guarantor and the Company shall not be liable for any settlement of any such action effected without their written consent but if settled with the written consent of PCC, the Guarantor or the Company, PCC, the Guarantor and the Company agree to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless each of PCC, the Guarantor, or the Company, its directors, its officers, employees, representatives and agents and any person controlling PCC, the Guarantor or the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from PCC, the Guarantor and the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the

Preliminary Offering Memorandum or Offering Memorandum. In case any action shall be brought against PCC, the Guarantor or the Company, any of their respective directors, any such officer, employees or any person controlling PCC, the Guarantor or the Company based on the Preliminary Offering Memorandum or Offering Memorandum and in respect of which indemnity may be sought against any of the Purchasers, such Purchaser shall have the rights and duties given to PCC, the Guarantor and the Company (except that if PCC, the Guarantor and the Company shall have assumed the defense thereof, such Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Purchaser), and PCC, the Guarantor and the Company, their respective directors, any such officer, employees and any person controlling PCC, the Guarantor or the Company shall have the rights and duties given to the Purchasers, by Section 6(b) hereof.

          (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by PCC, the Guarantor and the Company on the one hand and each Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of PCC, the Guarantor and the Company and each Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by PCC, the Guarantor and the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by PCC, the Guarantor and the Company, and the total discounts received by each Purchaser, bear to the total price to investors of the Securities. The relative fault of PCC, the Guarantor and the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by (i) PCC, the Guarantor or the Company or (ii) such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          PCC, the Guarantor and the Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts received by it in connection with the sale of the Securities pursuant to this Agreement exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective amount of Securities purchased by each of the Purchasers hereunder and not joint.

          7.   Conditions of the Purchasers' Obligations.  The several
               -----------------------------------------
obligations of the Purchasers under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All of the representations and warranties of the Company, the Guarantor and PCC contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company, the Guarantor and PCC shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (b) The Offering Memorandum shall have been printed and copies distributed to the Purchasers not later than the date immediately following the date of this Agreement or at such later date and time as you may approve in writing, and, at the Closing Date, no stop order suspending the qualification or exemption from qualification of any of the Securities in any jurisdiction referred to in Section 4(e) shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending or threatened.

          (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance or sale of any of the Securities; no action, suit or proceeding shall be pending against or, to the knowledge of PCC, the Guarantor or the Company, threatened against, PCC, the Guarantor or the Company or any of their subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision that would prohibit, interfere with or adversely affect the issuance or sale of the Securities or would have a Material Adverse Effect, or in any manner draw into question the validity of this Agreement, the Indenture, the Warrant Agreement, the Securities, the Guarantee, the Registration Rights Agreements or the other Operative Documents; and no stop order, injunction, restraining order, or order of any nature preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

          (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material change, or any development that is reasonably likely to result in a material change, in the capital stock or the long-term debt, or material increase in the short-term debt, of PCC, the

     Guarantor, the Company and Palmer or their respective subsidiaries, taken as a whole, from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by PCC, the Guarantor, the Company or Palmer on any class of its capital stock, and (iii) neither PCC, the Guarantor, the Company nor any of their subsidiaries nor Palmer nor any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to PCC, the Guarantor, the Company and their subsidiaries and Palmer and its subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet included or incorporated by reference in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have been any Material Adverse Change.

          (e) You shall have received certificates, dated the Closing Date, signed by (i) the President, Executive Vice-President or any Vice-President and (ii) a principal financial or accounting officer of the Company and the Guarantor confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c), (d), (m), (n), (o) and (p) of this Section 7.

          (f) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and your counsel), dated the Closing Date, of outside counsel to the Company which will be Proskauer Rose LLP to the effect that:

               (i) Each of the Company, the Guarantor and PCC and each of their respective subsidiaries set forth on Schedule II hereto has been duly organized and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and as described in the Offering Memorandum, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the ownership, leasing and operation of its property and the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

              (ii) Each of the Company, the Guarantor and PCC, as applicable, has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Indenture, the Warrant Agreement, the Registration Rights Agreements and the other Operative Documents and to consummate the transactions contemplated hereby or thereby, including, without limitation, with respect to the Company, the corporate power and authority to issue, sell and deliver the Securities as provided herein.

             (iii) The Company, the Guarantor and PCC have duly and validly authorized, executed and delivered this Agreement.

              (iv) The Company and the Guarantor have duly and validly authorized, executed and delivered the Indenture, and (assuming the due authorization, execution and delivery thereof by the Trustee) the Indenture is the valid and binding obligation of each such person, enforceable against each such person in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury law may be unenforceable.

               (v) The Warrants have been duly and validly authorized for issuance and sale to you by PCC pursuant to this Agreement and, when issued in accordance with the terms of the Warrant Agreement and delivered against payment therefor in accordance with the terms hereof, will be the valid and binding obligations of PCC, enforceable against PCC in accordance with their terms and entitled to the benefits of the Warrant Agreement, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The Warrants, when issued, and delivered, will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

              (vi) The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants, and when issued upon exercise of the Warrants in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and nonassessable and to such counsel's knowledge, except as otherwise set forth in the Offering Memorandum, the issuance of such Warrant Shares is not subject to any preemptive or similar purchase in favor of any other person.

             (vii) The Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

            (viii) The Guarantee has been duly and validly authorized for issuance by the Guarantor and, when issued in accordance with the terms of the Indenture, and the Guarantee, will be the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable. The Guarantee, when issued and delivered will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

              (ix) The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity, and (iii) to the extent that a waiver of rights under any usury laws may be unenforceable.

               (x) The Merger Agreement has been duly and validly authorized, executed and delivered by the Company and, as applicable, PCC and each of PCC's subsidiaries party thereto, and is the valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and remedies generally and
          (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity. The Merger Agreement conforms, as to legal matters, in all material respects to the description thereof in the Offering Memorandum.

              (xi) The Warrant Agreement has been duly and validly authorized, executed and delivered by PCC, and is the valid and binding obligation of PCC, enforceable against PCC in accordance with its terms, except
          (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or similar laws affecting creditors' rights and remedies generally and (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity.

             (xii) The Registration Rights Agreements have been duly and validly authorized by the Company, the Guarantor and PCC and, when duly executed and delivered by the Company, the Guarantor and PCC, will be the valid and binding obligation of the Company, the Guarantor and PCC, as the case may be, enforceable in accordance with its terms, except (i) as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors, rights and remedies generally, (ii) as to general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity and (iii) that the enforceability of the indemnification and contribution provisions contained therein may be limited by Federal and state securities laws and the policies underlying such laws.

            (xiii) Each of this Agreement, the Securities, the Guarantee, the Warrant Agreement, the Registration Rights Agreements and the Indenture conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

             (xiv) When the Notes are issued and delivered pursuant to this Agreement, none of the Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or PCC that are listed on a national securities exchange registered pursuant to the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

              (xv) Registration of the Securities under the Act or qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is not required in connection with the offer, sale and delivery of the Securities to the Purchasers or the initial placement of the Securities by the Purchasers in the manner contemplated by the Offering Memorandum to QIBs and Institutional Accredited Investors, it being understood that in rendering this opinion such counsel may assume the accuracy of the representations of the Purchasers and the Company contained herein and that the offer, sale and delivery of the Securities have been made as contemplated by this Agreement and the Offering Memorandum.

                  (xvi) The execution, delivery and performance by each of the Company, the Guarantor and PCC, as applicable, of this Agreement, the Indenture, the Guarantee, the Warrant Agreement, and the Registration Rights Agreements and the issuance and sale of the Securities as contemplated by the Offering Memorandum and this Agreement, will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien (except for the lien created by the pledge of the stock of the Guarantor and the lien in favor of the Trustee under the Indenture) or encumbrance on any properties of PCC, the Company or any of their material subsidiaries, or an acceleration of indebtedness pursuant to, (i) the charter or bylaws of PCC, the Guarantor, the Company or any of their material subsidiaries, (ii) any material bond, debenture, note, indenture, mortgage, deed of trust, license or other agreement or instrument to which PCC, the Guarantor, the Company or any of its subsidiaries is a party or by which any of them or their property is or may be bound,
          (iii) to such counsel's knowledge any statute, rule or regulation applicable to PCC, the Guarantor, the Company, any of their material subsidiaries or any of their assets or properties, except such as may be required under the Act, the Trust Indenture Act of 1939 and state securities or Blue Sky laws and regulations or by the NASD, or (iv) to such counsel's knowledge any judgment, order or decree of any court or governmental agency or authority having jurisdiction over PCC, the Guarantor, the Company, any of their material subsidiaries or their assets or properties. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for the execution, delivery and performance of this Agreement, the Warrant Agreement, the Indenture, the Guarantee, the Securities or the Registration Rights Agreements, except (subject to clause (xv), above, and assuming reliance by such counsel on the accuracy of the representations referred to therein) such as may be required under the Act, the Trust Indenture Act and state securities or Blue Sky laws and regulations or such as may be required by the NASD.

                   (xvii) To the best knowledge of such counsel, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities; and no action, suit or proceeding is pending against or affecting or, to the best knowledge of such counsel, threatened against, PCC, the Company, the Guarantor or any of their subsidiaries before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit the issuance of the Securities.

                  (xviii) None of PCC, the Guarantor, the Company nor any of their subsidiaries listed on Schedule II hereto is an "investment company" within the meaning of the Investment Company Act.

                    (xix) The Offering Memorandum, as of its date, and each amendment or supplement prepared by the Company, the Guarantor and PCC if any, thereto, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical, and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), comply as to form in all material respects with the requirements of, Rule 144A(d)(4) under the Act.

                     (xx) The authorized, issued and outstanding capital stock of PCC, the Guarantor and the Company has been duly and validly authorized and issued, is fully paid and nonassessable and was not issued in violation of or subject to preemptive or similar rights.

                    (xxi) The Indenture creates a valid, perfected, security interest in the collateral purported to be secured thereby.

                  (xxiii) The Indenture permits the Trustee to invest any
          moneys deposited in the Collateral Account established pursuant thereto solely in United States Treasury Bills. Pursuant to the Indenture the Trustee may invest in Treasury Bills so long as the Treasury Bills are credited to the Trustee's account at the Federal Reserve Bank of New York (the "Federal Reserve") and the Trustee credits the Treasury Bills to the Collateral Account. Assuming that
          (i) the Trustee has a direct account with the Federal Reserve, (ii) the Trustee follows the procedures mandated in the Indenture for the purchase and possession of such Treasury Bills and the making of book entries with respect thereto and (iii) the "securities intermediary's jurisdiction" (as defined in 31 C.F.R. (S) 357.2) with respect to the Trustee for purposes relating to the Collateral Account is the State of New York, the provisions of the Indenture, together with such procedures, are sufficient to create a valid and perfected security interest in favor of the Trustee for the benefit of the Noteholders in a security entitlement with respect to such Treasury Bills, provided
                                                                      --------
          that such counsel need express no opinion as to the priority of such security interest or as to the existence of, or nature and extent of the Company's title to, any such Treasury Bills.

          In addition, Proskauer Rose LLP shall state that it has generally reviewed and discussed with certain officers and other representatives of the Company, representatives of the independent public accountants for PCC and the Company, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum and the Offering Memorandum and the statements contained therein and, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above), such counsel advises you that, on the basis of the foregoing, no facts came to its attention that caused it to believe that the

     Offering Memorandum (as amended or supplemented, if applicable) as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may further state that they assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in the Preliminary Offering Memorandum or the Offering Memorandum.

          The opinions of such counsel described in this subsection shall be rendered to you at the request of the Company and shall so state therein.

          (g) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and your counsel), dated the Closing Date, of Roberts & Eckard, P.C., counsel for the Company with respect to FCC and related matters. The opinions of such counsel shall be rendered to you at the request of the Company and shall so state therein.

          (h) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and your counsel), dated the Closing Date, of Hogan & Hartson L.L.P., counsel for Palmer. The opinions of such counsel shall be rendered to you at the request of the Company and shall so state therein.

          (i) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and your counsel), dated the Closing Date, of Lukas, McGowan, Nace & Gutierrez, counsel for Palmer, with respect to FCC and related matters. The opinions of such counsel shall be rendered to you at the request of the Company and shall so state therein.

          (j) You shall have received an opinion, dated the Closing Date, of White & Case, your counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

          (k) At the time this Agreement is executed and delivered by PCC, the Guarantor and the Company and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from Arthur Anderson LLP and KPMG Peat Marwick LLP with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (l) White & Case shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (m) Prior to the Closing Date, PCC, the Guarantor and the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (n) The Company, the Guarantor and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

          (o) The rights, property and assets disclosed in the Offering Memorandum as being owned or exercisable, directly or indirectly, by PCC, the Guarantor or the Company shall be so owned and exercisable, as applicable, by PCC, the Guarantor or the Company on the Closing Date.

          (p) The Company, the Guarantor and PCC, as applicable, shall have entered into the Registration Rights Agreements and you shall have received counterparts, conformed as executed, thereof.

          (q) PCC and The Bank of Montreal Trust Company as Warrant Agent shall have entered into the Warrant Agreement and you shall have received counterparts, conformed as executed, thereof.

          (r) The Trustee and the Purchasers shall have received evidence satisfactory to them of the creation, priority and perfection of the security interests created pursuant to the Escrow Agreement and as required by the Indenture.

          All opinions, certificates, letters and other documents required by this Section 7 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request.

          8.  Defaults.  If, on the Closing Date, any of the Purchasers shall
              --------
fail or refuse to purchase Securities that it has agreed to purchase hereunder on such date and the aggregate principal amount of such Securities that such defaulting Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities that all of the Purchasers are obligated to purchase on such Closing Date, the non-defaulting Purchasers shall be obligated to purchase the amount of such Securities that such defaulting Purchaser agreed but failed or refused to purchase. If, on the Closing Date, any of the Purchasers shall fail or refuse to purchase Securities in an aggregate principal amount that exceeds 10% of such total principal amount and arrangements satisfactory to the other Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Purchasers or the Company, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Purchasers or the Company may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Purchaser from liability in respect of any default by any such Purchaser under this Agreement.

          9.  Effective Date of Agreement and Termination.  This Agreement shall
              -------------------------------------------
become effective upon the execution hereof.

          This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date information is provided in the Offering Memorandum, any Material Adverse Change which, in your judgment, materially impairs the investment quality of the Securities, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or Material Adverse Change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis, Material Adverse Change or emergency would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities,
(iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets, (iv) any declaration of a general banking moratorium by either federal or New York authorities, (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in your judgment has a Material Adverse Effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of any of the Securities, (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, would have a Material Adverse Effect, or (vii) any securities of PCC or the Company or any of its subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

          The indemnities and contribution provisions and the other agreements, representations and warranties of PCC, the Guarantor and the Company, their respective officers and directors and of the Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Purchasers or by or on behalf of PCC, the Guarantor, or the Company, the officers or directors of PCC, the Guarantor, or the Company or any controlling person of PCC, the Guarantor, or the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Purchasers pursuant to clause (i) of the second paragraph of this Section 9 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, PCC, the Guarantor and the Company agree to reimburse you for all reasonable out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, PCC, the Guarantor and the Company shall be liable for all expenses which they have agreed to pay pursuant to Section 4(f) hereof.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon PCC, the Guarantor, the Company, the Purchasers, any Indemnified Person referred to herein and their respective successors and permitted assigns, all as and to the extent provided in this Agreement, and no other person shall acquire to have any right under or by virtue of this Agreement. The terms "successors and assigns," shall not include a purchaser of any of the Securities from any of the Purchasers merely because of such purchase.

          10. Miscellaneous.  Notices given pursuant to any provision of this
              -------------
Agreement shall be addressed as follows: (a) if to the Company, Price Communications Cellular Holdings, Inc. at 45 Rockefeller Plaza, Suite 3201, New York, New York 10020, Attention: President, with a copy to Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, Attention: Peter G. Samuels, Esq., and
(b) if to the Purchasers, c/o NatWest Capital Markets Limited c/o NatWest Markets, 175 Water Street, 30th Floor, New York, New York 10036, Attention: Max Holmes, with copies to Wasserstein Perella Securities, Inc., 31 West 52nd Street, New York, New York 10019, Attention: Frederic M. Seegal; and White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Timothy
B. Goodell, Esq., or in any case to such other address as the person to be notified may have requested in writing, and shall be effective upon receipt.
The failure to mail copies of notices to any of the foregoing shall not affect notices mailed to the Company and the Purchasers in accordance with clauses (a) and (b) above, as the case may be.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York as applied to contracts made and performed in such state. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the Agreement among PCC, the Guarantor, the Company and the Purchasers.

                                   Very truly yours,

                                   PRICE COMMUNICATIONS
                                     CORPORATION


                                   By: /s/ Robert Price
                                      --------------------------------
                                      Title:  President


                                   PRICE COMMUNICATIONS CELLULAR
                                     INC.


                                   By: /s/ Robert Price
                                      --------------------------------
                                      Title:  President


                                   PRICE COMMUNICATIONS CELLULAR
                                     HOLDINGS, INC.


                                   By: /s/ Robert Price
                                      --------------------------------
                                      Title:  President

Accepted and agreed to as of
the date first above written:

NATWEST CAPITAL MARKETS LIMITED


By: /s/ Chip Kruger
   --------------------------
   Title:  Co-Chief Executive

WASSERSTEIN PERELLA SECURITIES, INC.


By: /s/ James C. Kingsbery
   --------------------------
   Title:  Treasurer

                                                                      SCHEDULE I
                                                                      ----------

                                                                         Number
                                                                           Of
                                                                      Securities
                                                                      ----------
NatWest Capital Markets Limited ....................................    124,350

Wasserstein Perella Securities, Inc. ...............................     29,050

  Total ............................................................    153,400

                                                                     SCHEDULE II
                                                                     -----------


                          SUBSIDIARIES OF THE COMPANY

                                                                     % Ownership
                                                                     -----------

Price Communications Wireless, Inc.                                      100



                              SUBSIDIARIES OF PCC


                                                                     % Ownership
                                                                     -----------

Price Communications Cellular Inc.                                       100

Price Communications Cellular
  Holdings, Inc.                                                         100

Price Communications Wireless, Inc.                                      100